                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:    Transamerica Partners Core Bond  Security Description: Corporate Bond

Issuer:  WELLPOINT INC                    Offering Type: US Registered
                                          (US Registered, Eligible Muni, Eligible Foreign, 144A

                                                                                                               In Compliance
                 REQUIRED INFORMATION                  ANSWER               APPLICABLE RESTRICTION               (Yes/No)
    ----------------------------------------------- ------------- -------------------------------------------- -------------
1.  Offering Date                                    07/30/2013   None                                             N/A

2.  Trade Date                                       07/30/2013   Must be the same as #1                           Yes

3.  Unit Price of Offering                           99.579 USD   None                                             N/A

4.  Price Paid per Unit                              99.579 USD   Must not exceed #3                               Yes

5.  Years of Issuer's Operations                        > 3       Must be at least three years *                   Yes

6.  Underwriting Type                                   Firm      Must be firm                                     Yes

7.  Underwriting Spread                                0.600%     Sub-Adviser determination to be made             Yes

8.  Total Price paid by the Fund                      $129,000    None                                             N/A

9.  Total Size of Offering                          $650,000,000  None                                             N/A

10. Total Price Paid by the Fund plus Total Price   $30,000,000   #10 divided by #9 must not exceed 25% **         Yes
    Paid for same securities purchased by the same
    Sub-Adviser for other investment companies

11. Underwriter(s) from whom the Fund purchased      Citigroup    Must not include Sub-Adviser affiliates ***      Yes
    (attach a list of all syndicate members)           Global
                                                      Markets
                                                        Inc.

12. If the affiliate was lead or co-lead manager,       Yes       Must be "Yes" or "N/A"                           Yes
    was the instruction listed below given to the
    broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                                  /s/ Cynthia McCullough
                                                  -----------------------------
                                                  Cynthia McCullough
                                                  Associate, Portfolio
                                                  Compliance
                                                  BlackRock Investment
                                                  Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [  ]
****The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Partners Core Bond   Security Description: Corporate Bond

Issuer:  AMERICAN INTERNATIONAL GROUP INC  Offering Type: US Registered
                                           (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                In Compliance
                REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION               (Yes/No)
    ---------------------------------------------- --------------- -------------------------------------------- -------------
1.  Offering Date                                    08/06/2013    None                                             N/A

2.  Trade Date                                       08/06/2013    Must be the same as #1                           Yes

3.  Unit Price of Offering                           99.975 USD    None                                             N/A

4.  Price Paid per Unit                              99.975 USD    Must not exceed #3                               Yes

5.  Years of Issuer's Operations                        > 3        Must be at least three years *                   Yes

6.  Underwriting Type                                   Firm       Must be firm                                     Yes

7.  Underwriting Spread                                0.400%      Sub-Adviser determination to be made             Yes

8.  Total Price paid by the Fund                     $2,515,000    None                                             N/A

9.  Total Size of Offering                         $1,000,000,000  None                                             N/A

10. Total Price Paid by the Fund plus Total Price   $59,675,000    #10 divided by #9 must not exceed 25% **         Yes
    Paid for same securities purchased by the
    same Sub-Adviser for other investment
    companies

11. Underwriter(s) from whom the Fund                Citigroup     Must not include Sub-Adviser affiliates ***      Yes
    purchased (attach a list of all syndicate          Global
    members)                                        Markets Inc.

12. If the affiliate was lead or co-lead manager,       Yes        Must be "Yes" or "N/A"                           Yes
    was the instruction listed below given to the
    broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                                  /s/ Cynthia McCullough
                                                  -----------------------------
                                                  Cynthia McCullough
                                                  Associate, Portfolio
                                                  Compliance
                                                  BlackRock Investment
                                                  Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [  ]
****The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Multi-Managed Balanced Portfolio VP  Security Description: Corporate Bond

Issuer:  AMERICAN INTERNATIONAL GROUP INC                  Offering Type:     US Registered
                                                           (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                   In Compliance
                 REQUIRED INFORMATION                    ANSWER                 APPLICABLE RESTRICTION               (Yes/No)
     ---------------------------------------------- ----------------- -------------------------------------------- -------------
1.   Offering Date                                     08/06/2013     None                                              N/A

2.   Trade Date                                        08/06/2013     Must be the same as #1                            Yes

3.   Unit Price of Offering                            99.975 USD     None                                              N/A

4.   Price Paid per Unit                               99.975 USD     Must not exceed #3                                Yes

5.   Years of Issuer's Operations                         > 3         Must be at least three years *                    Yes

6.   Underwriting Type                                    Firm        Must be firm                                      Yes

7.   Underwriting Spread                                 0.400%       Sub-Adviser determination to be made              Yes

8.   Total Price paid by the Fund                       $385,000      None                                              N/A

9.   Total Size of Offering                          $1,000,000,000   None                                              N/A

10.  Total Price Paid by the Fund plus Total          $59,675,000     #10 divided by #9 must not exceed 25% **          Yes
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              Citigroup Global  Must not include Sub-Adviser affiliates ***       Yes
     purchased (attach a list of all syndicate        Markets Inc.
     members)

12.  If the affiliate was lead or co-lead manager,        Yes         Must be "Yes" or "N/A"                            Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio
                                            Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [  ]
****The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Partners Balanced Portfolio  Security Description: Corporate Bond

Issuer:  WELLPOINT INC                             Offering Type:     US Registered
                                                   (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                   In Compliance
                 REQUIRED INFORMATION                    ANSWER                 APPLICABLE RESTRICTION               (Yes/No)
     ---------------------------------------------- ----------------- -------------------------------------------- -------------
1.   Offering Date                                     07/30/2013     None                                              N/A

2.   Trade Date                                        07/30/2013     Must be the same as #1                            Yes

3.   Unit Price of Offering                            99.579 USD     None                                              N/A

4.   Price Paid per Unit                               99.579 USD     Must not exceed #3                                Yes

5.   Years of Issuer's Operations                         > 3         Must be at least three years *                    Yes

6.   Underwriting Type                                    Firm        Must be firm                                      Yes

7.   Underwriting Spread                                 0.600%       Sub-Adviser determination to be made              Yes

8.   Total Price paid by the Fund                        $4,000       None                                              N/A

9.   Total Size of Offering                           $650,000,000    None                                              N/A

10.  Total Price Paid by the Fund plus Total          $30,000,000     #10 divided by #9 must not exceed 25% **          Yes
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              Citigroup Global  Must not include Sub-Adviser affiliates ***       Yes
     purchased (attach a list of all syndicate        Markets Inc.
     members)

12.  If the affiliate was lead or co-lead manager,        Yes         Must be "Yes" or "N/A"                            Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                            /s/ Cynthia McCullough
                                            ------------------------------------
                                            Cynthia McCullough
                                            Associate, Portfolio
                                            Compliance
                                            BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [  ]
****The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Partners Balanced Portfolio  Security Description: Corporate Bond

Issuer:  AMERICAN INTERNATIONAL GROUP INC          Offering Type: US Registered
                                                   (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                In Compliance
                REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION               (Yes/No)
    ---------------------------------------------- --------------- -------------------------------------------- -------------
1.  Offering Date                                    08/06/2013    None                                             N/A

2.  Trade Date                                       08/06/2013    Must be the same as #1                           Yes

3.  Unit Price of Offering                           99.975 USD    None                                             N/A

4.  Price Paid per Unit                              99.975 USD    Must not exceed #3                               Yes

5.  Years of Issuer's Operations                        > 3        Must be at least three years *                   Yes

6.  Underwriting Type                                   Firm       Must be firm                                     Yes

7.  Underwriting Spread                                0.400%      Sub-Adviser determination to be made             Yes

8.  Total Price paid by the Fund                      $80,000      None                                             N/A

9.  Total Size of Offering                         $1,000,000,000  None                                             N/A

10. Total Price Paid by the Fund plus Total         $59,675,000    #10 divided by #9 must not exceed 25% **         Yes
    Price Paid for same securities purchased by
    the same Sub-Adviser for other investment
    companies

11. Underwriter(s) from whom the Fund                Citigroup     Must not include Sub-Adviser affiliates ***      Yes
    purchased (attach a list of all syndicate          Global
    members)                                        Markets Inc.

12. If the affiliate was lead or co-lead manager,       Yes        Must be "Yes" or "N/A"                           Yes
    was the instruction listed below given to the
    broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                                  /s/ Cynthia McCullough
                                                  -----------------------------
                                                  Cynthia McCullough
                                                  Associate, Portfolio
                                                  Compliance
                                                  BlackRock Investment
                                                  Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [  ]
****The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.